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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): June 28, 2007

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                               InterDigital, Inc.
             (Exact name of registrant as specified in its charter)



   Pennsylvania                     1-11152                     23-1882087
 (State or other           (Commission File Number)           (IRS Employer
 jurisdiction of                                            Identification No.)
  incorporation)




781 Third Avenue, King of Prussia, Pennsylvania                19406-1409
     (Address of Principal Executive Offices)                  (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.        Entry Into a Material Definitive Agreement.

InterDigital, Inc.'s subsidiary, InterDigital Technology Corporation, has entered into an Amendment to Patent License Agreement ("Amendment"), effective as of January 1, 2007 with NEC Corporation ("NEC"). The Amendment modifies the parties' Narrowband CDMA and Third Generation Patent License Agreement dated January 15, 2002 ("Agreement"). Under the terms of the Amendment, in exchange for a gradual reduction in royalty rates applicable to sales of covered products under the Agreement, the parties have agreed to eliminate NEC's most favored licensee rights applicable to such products. Under the Amendment, NEC and InterDigital Technology Corporation also agreed that the Agreement will expire on December 31, 2015, and in advance of such expiration date, to negotiate the royalty rates applicable to Narrowband CDMA and Third Generation products for 2016 and thereafter.

InterDigital Technology Corporation and NEC are also parties to a Patent License Agreement dated May 8, 1995 covering TDMA-based 2G products which remains in place.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           INTERDIGITAL, INC.


                           By: /s/ Bruce G. Bernstein
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                               Bruce G. Bernstein
                               Chief Intellectual Property and Licensing Officer



Date:    July 5, 2007